                                                                  EXHIBIT 10.8.9

                                                                  EXECUTION COPY

EIGHTH AMENDMENT, dated as of October 25, 1999 (this "Amendment"), to the Credit
                                                      ---------
Agreement, dated as of July 17, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TELECORP PCS, INC., a
                                 ----------------
corporation organized under the laws of the State of Delaware (the "Borrower"),
                                                                    --------
the several banks and other financial institutions and entities from time to time parties thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, as
                           -------
administrative agent (the "Administrative Agent") for the Lenders.
                           --------------------


          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

          WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.


          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.  Defined Terms.  Capitalized terms used and not defined herein
              --------------
shall have the meanings given to them in the Credit Agreement, as amended hereby.

          2.  Amendment to the Credit Agreement.
              ----------------------------------

          Section 2.18 of the Credit Agreement is hereby amended by deleting the phrase:

              "one or more banks or other financial institutions (any such bank or other financial institution being called an 'Additional Lender')"
                                                          -----------------

and substituting the following therefor:

               "one or more banks or other financial institutions or Lucent Technologies, Inc. (any such bank or other financial institution or Lucent

          Technologies, Inc. being called an 'Additional Lender'".
                                              -----------------

          3.  No Other Amendments; Confirmation.  Except as expressly amended,
              ----------------------------------
waived, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          4.  Representations and Warranties.  The Borrower hereby represents
              -------------------------------
and warrants to the Administrative Agent and the Lenders as of the date hereof:

          (a) No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject only to the operation of the Bankruptcy Code and other similar statutes for the benefit of debtors generally and to the application of general equitable principles.

          (c) All representations and warranties of the Borrower contained in the Credit Agreement (other than representations or warranties expressly made only on and as of the Effective Date) are true and correct as of the date hereof.

          5.  Effectiveness.  This Amendment shall become effective only upon
              --------------
the satisfaction in full of the following conditions precedent:

          (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower, and the Required Lenders; and

          (b) The Administrative Agent shall have received such opinions and certificates from the Borrower and its counsel as it may reasonably request in form reasonably satisfactory to its counsel.

          6.  Expenses.  The Borrower agrees to reimburse the Administrative
              ---------
Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

          7.  Governing Law; Counterparts.  (a) This Amendment and the rights
              ----------------------------
and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

          (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                TELECORP, PCS, INC.

                                   by   /s/ Thomas H. Sullivan
                                        -----------------------------------
                                        Name:  Thomas H. Sullivan
                                        Title: Executive Vice President


                                THE CHASE MANHATTAN BANK,

                                   by   /s/ William E. Rottino
                                        -----------------------------------
                                        Name:  William E. Rottino
                                        Title: Vice President


                                THE BANK OF NEW YORK,


                                   by   /s/ Gerry Granovsky
                                        -----------------------------------
                                        Name:  Gerry Granovsky
                                        Title: Vice President


                                BANK OF TOKYO-MITSUBISHI TRUST COMPANY,


                                   by   /s/ Micheal Deadder
                                        -----------------------------------
                                        Name:  Micheal Deadder
                                        Title: Vice President


                                BANKBOSTON, N.A.,


                                   by   /s/ Shepard D. Rainie
                                        -----------------------------------
                                        Name:  Shepard D. Rainie
                                        Title: Managing Director





                                BANKERS TRUST COMPANY,


                                   by   /s/ Gregory Shefrin
                                        -----------------------------------
                                        Name:  Gregory Shefrin
                                        Title: Principal




                                CANADIAN IMPERIAL BANK OF COMMERCE,
                                by CIBC Oppenheimer Corp., as Agent,


                                   by   /s/ Michele E. Roller
                                        -----------------------------------
                                        Name:  Michele E. Roller
                                        Title: Executive Director CIBC World
                                               Markets Corp. as Agent.




                                CAPTIVA III FINANCE, LTD., as advised by
                                Pacific Investment Management Company,

                                   by
                                        -----------------------------------
                                        Name:
                                        Title:




                                THE CIT GROUP/EQUIPMENT FINANCING, INC.,


                                   by   /s/ J.E. Palmer
                                        -----------------------------------
                                        Name: J.E. Palmer
                                        Title: Assistant Vice President




                                DEBT STRATEGIES FUND, INC.,

                                   by
                                        -----------------------------------
                                        Name:
                                        Title:




                                DELANO COMPANY, by Pacific Investment
                                Management Company as its Investment Advisor,

                                   by
                                        -----------------------------------
                                        Name:
                                        Title:




                                FLEET NATIONAL BANK,


                                   by   /s/ William Weiss
                                        -----------------------------------
                                        Name:  William Weiss
                                        Title: Assistant Vice President




                                FRANKLIN FLOATING RATE TRUST,

                                   by
                                        -----------------------------------
                                        Name:
                                        Title:




                                GENERAL ELECTRIC CAPITAL CORPORATION


                                   by   /s/ Mark E. Mylon
                                        -----------------------------------
                                        Name:  Mark E. Mylon
                                        Title: Manager-Operations




                                KZH APPALOOSA LLC,


                                   by   /s/ James Fevola
                                        -----------------------------------
                                        Name:  James Fevola
                                        Title: Authorized Agent



                                KZH IV LLC,

                                   by
                                        -----------------------------------
                                        Name:
                                        Title:




                                KZH PAMCO LLC,


                                   by
                                        -----------------------------------
                                        Name:
                                        Title:




                                LEHMAN COMMERCIAL PAPER INC.,


                                   by   /s/ Michele Swanson
                                        -----------------------------------
                                        Name:  Michele Swanson
                                        Title: Authorized Signatory




                                MERRILL LYNCH ASSET MANAGEMENT,

                                   by
                                        -----------------------------------
                                        Name:
                                        Title:




                                MERRILL LYNCH PRIME RATE PORTFOLIO,
                                INC.,

                                   by
                                        -----------------------------------
                                        Name:
                                        Title:




                                MERRILL LYNCH SENIOR FLOATING RATE
                                FUND, INC.,

                                   by
                                        -----------------------------------
                                        Name:
                                        Title:




                                MORGAN GUARANTY TRUST COMPANY OF NEW YORK,


                                   by   /s/ John Kowalczuk
                                        -----------------------------------
                                        Name:  John Kowalczuk
                                        Title: Vice President




                                MOUNTAIN CLO TRUST,

                                   by
                                        -----------------------------------
                                        Name:
                                        Title:




                                PAMCO CAYMAN LTD., by Highland Capital
                                Management, L.P., as Collateral Manager,


                                   by
                                        -----------------------------------
                                        Name:
                                        Title:




                                SENIOR HIGH INCOME PORTFOLIO, INC.,

                                   by
                                        -----------------------------------
                                        Name:
                                        Title:




                                SYNDICATED LOAN FUNDING TRUST, by Lehman
                                Commercial Paper Inc., not in its individual capacity but soley as Asset Manager,


                                   by   /s/ Michele Swanson
                                        -----------------------------------
                                        Name:  Michele Swanson
                                        Title: Authorized Signatory




                                TORONTO DOMINION [TEXAS], INC.,


                                   by   /s/ Debbie A. Greene
                                        -----------------------------------
                                        Name:  Debbie A. Greene
                                        Title: Vice President




                                VAN KAMPEN PRIME RATE INCOME TRUST,


                                   by   /s/ Darvin D. Pierce
                                        -----------------------------------
                                        Name:  Darvin D. Pierce
                                        Title: Vice President




                                VAN KAMPEN SENIOR FLOATING RATE FUND,


                                   by   /s/ Darvin D. Pierce
                                        -----------------------------------
                                        Name:  Darvin D. Pierce
                                        Title: Vice President




                                VAN KAMPEN SENIOR INCOME TRUST,


                                   by   /s/ Darvin D. Pierce
                                        -----------------------------------
                                        Name:  Darvin D. Pierce
                                        Title: Vice President


                                SENIOR DEBT PORTFOLIO, by Boston Management and Research, as Investment Advisor


                                   by
                                        -----------------------------------
                                        Name:
                                        Title:




                                ALLFIRST BANK,


                                   by   /s/ W. Blake Hampson
                                        -----------------------------------
                                        Name:  W. Blake Hampson
                                        Title: Vice President


                                BANK OF TOKYO-MITSUBISHI TRUST CO.,


                                   by
                                        -----------------------------------
                                        Name:
                                        Title:


                                BANKERS TRUST COMPANY/DEUTSCHE BANK,


                                   by
                                        -----------------------------------
                                        Name:
                                        Title:


                                CAPTIVA III FINANCE, LTD.,


                                   by
                                        -----------------------------------
                                        Name:
                                        Title:


                                CAPTIVA IV FINANCE LTD.,


                                   by
                                        -----------------------------------
                                        Name:
                                        Title:


                                DELANO COMPANY,


                                   by
                                        -----------------------------------
                                        Name:
                                        Title:


                                FRANKLIN FLOATING RATE TRUST,


                                   by
                                        -----------------------------------
                                        Name:
                                        Title:


                                KZH APPALOOSA LLC,


                                   by
                                        -----------------------------------
                                        Name:
                                        Title:


                                KZH IV LLC,


                                   by
                                        -----------------------------------
                                        Name:
                                        Title:


                                KZH PAMCO LLC,


                                   by
                                        -----------------------------------
                                        Name:
                                        Title:


                                ML DEBT STRATEGIES FUND, INC.,


                                   by
                                        -----------------------------------
                                        Name:
                                        Title:


                                MERRILL LYNCH DEBT,


                                   by
                                        -----------------------------------
                                        Name:
                                        Title:


                                MERRILL LYNCH DEBT STRATEGIES PORT.,


                                   by
                                        -----------------------------------
                                        Name:
                                        Title:


                                MERRILL LYNCH PRIME RATE PORTFOLIO,


                                   by
                                        -----------------------------------
                                        Name:
                                        Title:


                                MERRILL LYNCH SENIOR FLOATING RATE FUND,


                                   by   -----------------------------------
                                        Name:
                                        Title:


                                MOUNTAIN CAPITAL CLO I, LTD.,


                                   by   /s/ Darren P. Riley
                                        -----------------------------------
                                        Name:  Darren P. Riley
                                        Title: Director


                                NATIONAL WESTMINSTER BANK, PLC,


                                   by
                                        -----------------------------------
                                        Name:
                                        Title:


                                OCTAGON INVESTMENT PARTNERS II, LLC,


                                   by
                                        -----------------------------------
                                        Name:
                                        Title:


                                SENIOR DEBT PORTFOLIO,


                                   by
                                        -----------------------------------
                                        Name:
                                        Title:


                                SENIOR HIGH INCOME PORTFOLIO, INC.,


                                   by
                                        -----------------------------------
                                        Name:
                                        Title:


                                SYNDICATED LOAN FUNDINGTRUST,


                                   by
                                        -----------------------------------
                                        Name:
                                        Title:


                                TORONTO DOMINION (TEXAS), INC.,


                                   by
                                        -----------------------------------
                                        Name:
                                        Title:


                                VAN KAMPEN PRIME RATE INCOME TRUST,


                                   by
                                        -----------------------------------
                                        Name:
                                        Title:


                                VAN KAMPEN SENIOR FLOATING RATE FUND,


                                   by
                                        -----------------------------------
                                        Name:
                                        Title: